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                                                                    EXHIBIT 23.1

                                    ARTHUR
                                   ANDERSEN




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report dated September 11, 1996, incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement Files Nos. 33-90086, 33-90088, 33-90090 and 33-90092 on Form S-8.



                                       Arthur Andersen LLP


Chicago, Illinois
October 23, 1996